                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) JULY 1, 2005
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                               CRAWFORD & COMPANY
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                 (Exact name of registrant as specified in its charter)

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
               GEORGIA               1-10356         58-0506554
    ----------------------------  ------------  ---------------------------
    (State or other jurisdiction  (Commission      (IRS Employer
         of incorporation)        File Number)  Identification No.)

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
  5620 GLENRIDGE DRIVE, N.E., ATLANTA, GEORGIA      30342
  --------------------------------------------    ----------
  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (404) 256-0830
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Effective July 1, 2005, John A. Williams resigned as a director of Crawford & Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CRAWFORD & COMPANY




                                               By:      /s/ Colin S. Braybrooks
                                               --------------------------------
                                                        Colin S. Braybrooks
                                                        Corporate Secretary

Dated: July 6, 2005